UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811-02278_

 Value Line Premier Growth Fund, Inc.
(Exact name of registrant as specified in charter)

220 East 42nd Street, New York, N.Y. 10017
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1500

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009

Item I.  Reports to Stockholders.

A copy of the Annual Report to Stockholders for the period ended 12/31/09 is included with this Form.

INVESTMENT ADVISER	EULAV Asset Management, LLC	A N N U A L R E P O R T
	220 East 42nd Street	D e c e m b e r 3 1 , 2 0 0 9
New York, NY 10017-5891
DISTRIBUTOR CUSTODIAN BANK SHAREHOLDER SERVICING AGENT INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM LEGAL COUNSEL DIRECTORS OFFICERS
EULAV Securities, Inc.
220 East 42nd Street
New York, NY 10017-5891
State Street Bank and Trust Co.
225 Franklin Street
Boston, MA 02110
State Street Bank and Trust Co.
c/o BFDS
P.O. Box 219729
Kansas City, MO 64121-9729
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017
Peter D. Lowenstein, Esq.
496 Valley Road
Cos Cob, CT 06807-0272
Joyce E. Heinzerling
Francis C. Oakley
David H. Porter
Paul Craig Roberts
Thomas T. Sarkany
Nancy-Beth Sheerr
Daniel S. Vandivort
Mitchell E. Appel
President
Howard A. Brecher
Vice President and Secretary
Michael J. Wagner
Chief Compliance Officer
Emily D. Washington
Treasurer
Value Line Premier Growth Fund, Inc.

This audited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

#00069460

Value Line Premier Growth Fund, Inc.

To Our Value Line Premier

To Our Shareholders: (unaudited)

Enclosed is your annual report for the period ended December 31, 2009. I encourage you to carefully review this report, which includes economic observations, your Fund’s performance data and highlights, the schedule of investments, and financial statements.

We’re pleased to report that the Value Line Premier Growth Fund, Inc. (the “Fund”) earned a total return of 32.29% in 2009 compared with a total return of 26.46% for the benchmark index, the Standard & Poor’s 500(1).

Lipper Inc., the mutual fund analysis company, awarded its top Lipper Leader rating to your Fund for both Consistent Return and Total Return, based upon the Fund’s performance for the three, five and ten year periods ending December 31, 2009, relative to its peers in the multi-cap growth category.

We have maintained the disciplined investment strategy that has served the Fund well. First and foremost, this strategy means that the Fund invests in high-quality companies with proven long-term records of success, demonstrated by superior earnings performance and superior stock performance relative to their competition. Second, we closely monitor quarterly earnings reports and relative stock momentum of the Fund’s holdings for any signs of sub-par performance. With about 300 stocks in the portfolio, we do not become attached to any single holding and do not hesitate to sell laggards, replacing them with stocks showing superior momentum. This discipline has contributed greatly to your Fund’s solid long-term returns. At the same time, annual portfolio turnover has averaged a moderate 27.4% over the past five years, limiting trading expenses.

The widely diversified portfolio contains representatives from nearly every industry. The diversification is also reflected in the fact that less than 10% of Fund assets are invested in the portfolio’s ten largest holdings as of December 31, 2009. We invest across all classifications of company size, too. Current holdings are about 25% large-capitalization, 55% mid-cap, and 20% small-cap.

We believe our disciplined strategy will continue to serve your Fund well. In this difficult investment environment, we are fortunate to have at the helm the same portfolio manager who has captained the Fund since 1996.

Thank you for your continued confidence in us.

Sincerely,

/s/ Mitchell Appel
Mitchell Appel, President

February 5, 2010

(1)
The Standard & Poor’s 500 Index consists of 500 stocks which are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System and is representative of the broad stock market. This is an unmanaged index and does not reflect charges, expenses or taxes. It is not possible to directly invest in this index.

Value Line Premier Growth Fund, Inc.

Growth Fund Shareholders

Economic Observations (unaudited)

The recession, which commenced in the latter stages of 2007 and proved to be long and severe, most likely ended in the third quarter of last year, although the National Bureau of Economic Research, which assigns dates to the beginning and end of recessions, has yet to determine the exact conclusion of the recent downturn. In all, the business contraction—which produced a succession of quarterly declines in the nation’s gross domestic product along with countless additional upheavals—apparently concluded with the restoration of a modest 2.2% rise in GDP in the third quarter of 2009. The nascent up cycle was under-pinned initially by strengthening consumer spending, lesser declines in housing construction and home sales (with that ailing sector boosted by government assistance for first-time home buyers), and an irregular comeback in business spending.

Going forward, the upturn should be supported by further, but uneven, improvement in consumer and industrial activity. It is worth noting that the prospective rate of GDP growth in the year upcoming should be, at an estimated 2.5%-3.0%, well below the historical norm of 3%-4%. The problem is that there is just too much overall weakness in certain critical sectors—notably housing and employment—to generate the greater levels of consumer spending needed for significantly higher levels of economic growth, in our opinion.

The long and painful recession was traceable to several events, beginning with sharp declines in housing construction, home sales, and real estate prices. We also experienced a large reduction in credit availability, a high level of bank failures, increasing foreclosures and bank repossessions, a multi-decade high in unemployment, weak retail activity, and trendless manufacturing. Unfortunately, several of these problems are likely to stay with us for some time—notably the weakness in housing and employment.

Such continuing difficulties underscore why we expect below-trend rates of U.S. GDP growth though 2010. Encouragingly, though, most business barometers are now either stabilizing or improving selectively. It is much the same overseas, where severe business declines had been seen earlier across Europe and Asia. Those prior setbacks, which generally got under way several months after our own reversal commenced, have also largely run their course. Following this initially moderate business recovery state-side, we would look for sufficient brightening in housing and employment to help underpin a more substantial economic recovery in 2011 and through the middle years of the next decade. By then, in fact, we would expect GDP growth to average a fairly sustainable 3.0%-3.5%.

Inflation, which moved up sharply last year, following dramatic gains in oil, food, and commodity prices, has moved onto a more irregular path recently. Going forward, we expect pricing to chart an uneven path, with further up-and-down swings in oil and commodities being the norm, as the economy’s expansion matures. On average, we think that pricing will increase less sharply over the next year or two than it did before the 2007-2009 recession. Looking further out, we expect pricing pressures to evolve later on in the business up cycle—as is only natural, as demand for labor and materials increases. The Federal Reserve, meanwhile, continues to express support for an accommodative monetary approach. As a result, we believe that it is unlikely to start raising interest rates until well into 2010, and to do so rather gently once it does finally opt to tighten the credit reins. Clearly, the risks to the sustainability of the economic up cycle appear too great for the Fed to consider tightening aggressively anytime soon.

Overall, we see a comparatively benign period ahead for the equity and fixed-income markets over the next year or so.

Value Line Premier Growth Fund, Inc.

(unaudited)

The following graph compares the performance of the Value Line Premier Growth Fund, Inc. to that of the S&P 500 Index. The Value Line Premier Growth Fund, Inc. is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes but do include the reinvestment of dividends. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the Value Line Premier Growth Fund,
Inc. and the S&P 500 Index*

Performance Data: **

	Average Annual Total Return	Growth of an Assumed Investment of $10,000
1 year ended 12/31/09	32.29%	$13,229
5 years ended 12/31/09	2.95%	$11,563
10 years ended 12/31/09	1.46%	$11,560

*	The Standard and Poor’s 500 Index is an unmanaged index that is representative of the larger-capitalization stocks traded in the United States.

**
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Value Line Premier Growth Fund, Inc.

FUND EXPENSES (unaudited):

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 through December 31, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning account value 7/1/09	Ending account value 12/31/09	Expenses paid during period 7/1/09 thru 12/31/09*
Actual	$1,000.00	$1,215.11	$6.73
Hypothetical (5% return before expenses)	$1,000.00	$1,019.13	$6.14

*
Expenses are equal to the Fund’s annualized expense ratio of 1.21% multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period. This expense ratio may differ from the expense ratio shown in the Financial Highlights.

Value Line Premier Growth Fund, Inc.

Portfolio Highlights at December 31, 2009 (unaudited)

Ten Largest Common Stock Holdings

Issue	Shares	Value	Percentage of Net Assets
Intuitive Surgical, Inc.	17,000	$5,156,440	1.5%
Express Scripts, Inc.	40,000	$3,458,000	1.0%
Southwestern Energy Co.	70,000	$3,374,000	1.0%
Tenaris S.A. ADR	77,500	$3,305,375	1.0%
Petroleo Brasileiro S.A. ADR	64,000	$3,051,520	0.9%
Range Resources Corp.	61,000	$3,040,850	0.9%
Henry Schein, Inc.	56,000	$2,945,600	0.9%
Companhia de Bebidas das Americas ADR	29,000	$2,931,610	0.8%
Alexion Pharmaceuticals, Inc.	56,000	$2,733,920	0.8%
Cognizant Technology Solutions Corp. Class A	60,000	$2,718,000	0.8%

Asset Allocation – Percentage of Total Net Assets

Sector Weightings – Percentage of Total Investment Securities

Value Line Premier Growth Fund, Inc.

Schedule of Investments	December 31, 2009

Shares		Value
COMMON STOCKS (90.7%)

	CONSUMER DISCRETIONARY (9.1%)
33,500	Aeropostale, Inc. *	$1,140,675
13,000	Autoliv, Inc.	563,680
8,400	AutoZone, Inc. *	1,327,788
18,000	Bally Technologies, Inc. *	743,220
32,000	BorgWarner, Inc.	1,063,040
18,300	Brink’s Home Security Holdings, Inc. *	597,312
34,500	Buckle, Inc. (The)	1,010,160
15,100	Central European Media Enterprises Ltd. Class A *	356,511
19,600	Ctrip.com International Ltd. ADR *	1,408,456
7,000	Deckers Outdoor Corp. *	712,040
11,400	DeVry, Inc.	646,722
17,000	DIRECTV Class A *	566,950
46,000	Guess?, Inc.	1,945,800
15,500	ITT Educational Services, Inc. *	1,487,380
27,000	Johnson Controls, Inc.	735,480
9,000	Lincoln Educational Services Corp. *	195,030
56,000	LKQ Corp. *	1,097,040
14,000	Lumber Liquidators, Inc. *	375,200
20,800	Luxottica Group S.p.A. ADR	534,144
27,000	Marvel Entertainment, Inc. *	1,460,160
18,000	O’Reilly Automotive, Inc. *	686,160
52,000	Penn National Gaming, Inc. *	1,413,360
30,000	Phillips-Van Heusen Corp.	1,220,400
6,000	Priceline.com, Inc. *	1,311,000
46,000	Shaw Communications, Inc. Class B	946,220
19,000	Signet Jewelers Ltd. *	507,680
6,700	Strayer Education, Inc.	1,423,683
34,300	TJX Companies, Inc. (The)	1,253,665
35,000	Tupperware Brands Corp.	1,629,950
26,500	Warnaco Group, Inc. (The) *	1,118,035
29,000	WMS Industries, Inc. *	1,160,000
34,000	Yum! Brands, Inc.	1,188,980
		31,825,921

	CONSUMER STAPLES (4.9%)
17,000	BRF - Brasil Foods SA ADR	890,290
17,000	British American Tobacco PLC ADR	1,099,220
14,000	Chattem, Inc. *	1,306,200

Shares		Value
24,200	Church & Dwight Co., Inc.	$1,462,890
16,800	Coca-Cola Femsa, S.A.B. de C.V. ADR	1,104,096
29,000	Companhia de Bebidas das Americas ADR	2,931,610
56,250	Flowers Foods, Inc.	1,336,500
20,000	Fomento Economico Mexicano S.A.B. de C.V. ADR	957,600
30,000	Green Mountain Coffee Roasters, Inc. *	2,444,100
8,000	Hansen Natural Corp. *	307,200
20,000	Hormel Foods Corp.	769,000
16,000	Philip Morris International, Inc.	771,040
32,000	Ruddick Corp.	823,360
22,000	TreeHouse Foods, Inc. *	854,920
		17,058,026

	ENERGY (7.9%)
11,000	Arena Resources, Inc. *	474,320
15,800	BG Group PLC ADR	1,429,900
16,000	Bristow Group, Inc. *	615,200
8,600	CNOOC Ltd. ADR	1,336,870
10,500	Core Laboratories N.V.	1,240,260
44,000	FMC Technologies, Inc. *	2,544,960
22,200	Forest Oil Corp. *	493,950
24,000	Penn Virginia Corp.	510,960
64,000	Petroleo Brasileiro S.A. ADR	3,051,520
30,000	Quicksilver Resources, Inc. *	450,300
61,000	Range Resources Corp.	3,040,850
33,600	Southern Union Co.	762,720
70,000	Southwestern Energy Co. *	3,374,000
38,000	Suncor Energy, Inc.	1,341,780
8,000	Superior Energy Services, Inc. *	194,320
17,000	Talisman Energy, Inc.	316,880
77,500	Tenaris S.A. ADR	3,305,375
32,000	Tesoro Corp.	433,600
26,000	TransCanada Corp.	893,620
18,000	Willbros Group, Inc. *	303,660
28,000	World Fuel Services Corp.	750,120
16,000	XTO Energy, Inc.	744,480
		27,609,645

	FINANCIALS (9.4%)
12,000	Affiliated Managers Group, Inc. *	808,200
20,600	AFLAC, Inc.	952,750
30,000	American Financial Group, Inc.	748,500

See Notes to Financial Statements.

Value Line Premier Growth Fund, Inc.

December 31, 2009

Shares		Value
15,000	Arch Capital Group Ltd. *	$1,073,250
9,490	AvalonBay Communities, Inc.	779,224
69,909	Banco Bilbao Vizcaya Argentaria, S.A. ADR	1,261,158
60,000	Banco Santander Central Hispano S.A. ADR	986,400
5,500	Banco Santander Chile S.A. ADR	356,290
35,000	Bancolombia S.A. ADR	1,592,850
25,000	Bank of Hawaii Corp.	1,176,500
13,300	Bank of Montreal	705,964
22,100	Bank of Nova Scotia	1,032,954
10,700	BlackRock, Inc.	2,484,540
16,000	BRE Properties, Inc.	529,280
8,200	Canadian Imperial Bank of Commerce	529,884
9,249	Commerce Bancshares, Inc.	358,098
12,000	Credicorp Ltd.	924,240
34,000	Eaton Vance Corp.	1,033,940
9,400	Essex Property Trust, Inc.	786,310
9,000	Franklin Resources, Inc.	948,150
6,200	Goldman Sachs Group, Inc. (The)	1,046,808
18,300	HDFC Bank Ltd. ADR	2,380,464
24,000	Hudson City Bancorp, Inc.	329,520
16,000	ICICI Bank Ltd. ADR	603,360
111,376	Itau Unibanco Banco Multiplo S.A. ADR	2,543,830
10,000	Manulife Financial Corp.	183,400
47,250	People’s United Financial, Inc.	789,075
33,000	Raymond James Financial, Inc.	784,410
2,264	Reinsurance Group of America, Inc.	107,880
14,400	Royal Bank of Canada	771,120
12,000	Stifel Financial Corp. *	710,880
24,000	T. Rowe Price Group, Inc.	1,278,000
8,000	Taubman Centers, Inc.	287,280
6,000	Torchmark Corp.	263,700
7,400	Toronto-Dominion Bank (The)	464,128
20,000	U.S. Bancorp	450,200
30,000	Wells Fargo & Co.	809,700
		32,872,237

	HEALTH CARE (15.4%)
56,000	Alexion Pharmaceuticals, Inc. *	2,733,920
17,200	Allergan, Inc.	1,083,772

Shares		Value
23,000	Amedisys, Inc. *	$1,116,880
21,000	Auxilium Pharmaceuticals, Inc. *	629,580
9,000	Baxter International, Inc.	528,120
16,000	Bayer AG ADR	1,276,800
14,500	Becton, Dickinson & Co.	1,143,470
11,000	Bio-Rad Laboratories, Inc. Class A *	1,061,060
1,200	Bio-Reference Labs, Inc. *	47,028
27,060	Celgene Corp. *	1,506,701
11,000	Cerner Corp. *	906,840
6,000	Computer Programs & Systems, Inc.	276,300
18,400	Covance, Inc. *	1,004,088
19,400	Covidien PLC	929,066
23,000	DENTSPLY International, Inc.	808,910
13,000	Edwards Lifesciences Corp. *	1,129,050
18,000	Emergency Medical Services Corp. Class A *	974,700
40,000	Express Scripts, Inc. *	3,458,000
20,900	Fresenius Medical Care AG & Co. KGaA ADR	1,107,909
42,000	Gilead Sciences, Inc. *	1,817,760
12,600	Haemonetics Corp. *	694,890
56,000	Henry Schein, Inc. *	2,945,600
18,000	HMS Holdings Corp. *	876,420
24,000	IDEXX Laboratories, Inc. *	1,282,560
51,200	Illumina, Inc. *	1,569,280
2,500	Immucor, Inc. *	50,600
17,000	Intuitive Surgical, Inc. *	5,156,440
13,200	Laboratory Corporation of America Holdings *	987,888
8,000	Life Technologies Corp. *	417,840
20,000	Masimo Corp. *	608,400
30,000	Medco Health Solutions, Inc. *	1,917,300
8,400	Mettler-Toledo International, Inc. *	881,916
17,800	Novo Nordisk A/S ADR	1,136,530
28,000	NuVasive, Inc. *	895,440
27,000	Owens & Minor, Inc.	1,159,110
32,000	Perrigo Co.	1,274,880
27,000	Pharmaceutical Product Development, Inc.	632,880
4,800	Quality Systems, Inc.	301,392
3,000	SXC Health Solutions Corp. *	161,850
12,000	Techne Corp.	822,720
23,000	Teva Pharmaceutical Industries Ltd. ADR	1,292,140

See Notes to Financial Statements.

Value Line Premier Growth Fund, Inc.

Schedule of Investments

Shares		Value
38,000	Thermo Fisher Scientific, Inc. *	$1,812,220
5,600	United Therapeutics Corp. *	294,840
30,000	Warner Chilcott PLC Class A *	854,100
19,000	Waters Corp. *	1,177,240
22,400	West Pharmaceutical Services, Inc.	878,080
		53,622,510

	INDUSTRIALS (20.0%)
85,000	ABB Ltd. ADR *	1,623,500
24,300	Acuity Brands, Inc.	866,052
20,000	Aecom Technology Corp. *	550,000
12,000	Alliant Techsystems, Inc. *	1,059,240
8,800	Ameron International Corp.	558,448
33,000	AMETEK, Inc.	1,261,920
4,000	Applied Signal Technology, Inc.	77,160
25,000	AZZ, Inc. *	817,500
35,600	Barnes Group, Inc.	601,640
36,000	BE Aerospace, Inc. *	846,000
18,300	Brink’s Co. (The)	445,422
28,400	Bucyrus International, Inc.	1,600,908
30,000	C.H. Robinson Worldwide, Inc.	1,761,900
22,900	Canadian National Railway Co.	1,244,844
12,400	Carlisle Companies, Inc.	424,824
14,000	Caterpillar, Inc.	797,860
34,000	CLARCOR, Inc.	1,102,960
23,200	Cooper Industries PLC Class A	989,248
27,000	Copart, Inc. *	989,010
43,000	Corrections Corp. of America *	1,055,650
44,000	Covanta Holding Corp. *	795,960
23,300	Curtiss-Wright Corp.	729,756
16,000	Danaher Corp.	1,203,200
10,000	Donaldson Company, Inc.	425,400
6,000	Dun & Bradstreet Corp. (The)	506,220
12,600	Eaton Corp.	801,612
40,000	EMCOR Group, Inc. *	1,076,000
8,000	EnerSys *	174,960
20,000	Esterline Technologies Corp. *	815,400
18,000	Flowserve Corp.	1,701,540
42,600	Foster Wheeler AG *	1,254,144
29,000	FTI Consulting, Inc. *	1,367,640
23,200	Gardner Denver, Inc.	987,160

Shares		Value
42,000	Geo Group, Inc. (The) *	$918,960
6,000	GeoEye, Inc. *	167,280
3,000	Graco, Inc.	85,710
10,000	Harbin Electric, Inc. *	205,400
26,000	Harsco Corp.	837,980
33,000	Hunt (J.B.) Transport Services, Inc.	1,064,910
29,850	IDEX Corp.	929,827
22,600	IHS, Inc. Class A *	1,238,706
17,200	ITT Corp.	855,528
21,000	Kansas City Southern *	699,090
21,000	Kaydon Corp.	750,960
34,000	Kirby Corp. *	1,184,220
12,500	L-3 Communications Holdings, Inc.	1,086,875
88,500	Lan Airlines S.A. ADR	1,475,295
31,500	Lennox International, Inc.	1,229,760
13,000	Lincoln Electric Holdings, Inc.	694,980
15,600	MSC Industrial Direct Co., Inc. Class A	733,200
20,000	Norfolk Southern Corp.	1,048,400
15,000	Northrop Grumman Corp.	837,750
18,000	Orbital Sciences Corp. *	274,680
10,000	Oshkosh Corp.	370,300
17,800	Precision Castparts Corp.	1,964,230
36,000	Quanta Services, Inc. *	750,240
18,400	Raytheon Co.	947,968
6,000	Regal-Beloit Corp.	311,640
37,500	Republic Services, Inc.	1,061,625
34,000	Robbins & Myers, Inc.	799,680
21,000	Rollins, Inc.	404,880
26,000	Roper Industries, Inc.	1,361,620
48,700	Rush Enterprises, Inc. Class A *	579,043
21,000	Snap-on, Inc.	887,460
20,000	Stanley, Inc. *	548,200
36,600	Stericycle, Inc. *	2,019,222
5,000	Teledyne Technologies, Inc. *	191,800
33,000	Toro Co. (The)	1,379,730
10,000	TransDigm Group, Inc. *	474,900
17,000	United Technologies Corp.	1,179,970
43,369	URS Corp. *	1,930,788
13,700	Valmont Industries, Inc.	1,074,765
12,600	W.W. Grainger, Inc.	1,220,058
16,000	Wabtec Corp.	653,440
20,800	Waste Connections, Inc. *	693,472
25,300	Watson Wyatt Worldwide, Inc. Class A	1,202,256

See Notes to Financial Statements.

Value Line Premier Growth Fund, Inc.

December 31, 2009

Shares		Value
24,000	Woodward Governor Co.	$618,480
		69,458,356

	INFORMATION TECHNOLOGY (11.3%)
46,000	Activision Blizzard, Inc. *	511,060
19,000	Alliance Data Systems Corp. *	1,227,210
40,800	Amphenol Corp. Class A	1,884,144
22,700	Anixter International, Inc. *	1,069,170
60,000	ANSYS, Inc. *	2,607,600
12,000	ArcSight, Inc. *	306,960
60,000	Ariba, Inc. *	751,200
34,000	Atheros Communications, Inc. *	1,164,160
20,400	Blackboard, Inc. *	925,956
21,000	Canon, Inc. ADR	888,720
22,000	Check Point Software Technologies Ltd. *	745,360
60,000	Cognizant Technology Solutions Corp. Class A *	2,718,000
34,000	CommScope, Inc. *	902,020
25,000	Compellent Technologies, Inc. *	567,000
30,000	Concur Technologies, Inc. *	1,282,500
35,000	CyberSource Corp. *	703,850
9,000	DG FastChannel, Inc. *	251,370
27,550	Diodes, Inc. *	563,397
13,000	Dolby Laboratories, Inc. Class A *	620,490
16,000	Equinix, Inc. *	1,698,400
11,000	FactSet Research Systems, Inc.	724,570
9,000	Global Payments, Inc.	484,740
3,000	Google, Inc. Class A *	1,859,940
40,000	Informatica Corp. *	1,034,400
11,300	Itron, Inc. *	763,541
9,300	MasterCard, Inc. Class A	2,380,614
37,200	MICROS Systems, Inc. *	1,154,316
63,000	Nuance Communications, Inc. *	979,020
15,000	Pegasystems, Inc.	510,000
38,000	Rackspace Hosting, Inc. *	792,300
30,000	Salesforce.com, Inc. *	2,213,100
28,680	Siliconware Precision Industries Co. ADR	201,047
9,000	Sourcefire, Inc. *	240,750
19,000	SuccessFactors, Inc. *	315,020
27,000	Sybase, Inc. *	1,171,800

Shares		Value
4,000	SYNNEX Corp. *	$122,640
28,000	Teradata Corp. *	880,040
6,000	TNS, Inc. *	154,140
30,000	Trimble Navigation Ltd. *	756,000
16,000	VanceInfo Technologies, Inc. ADR *	307,360
14,000	VistaPrint NV *	793,240
		39,227,145

	MATERIALS (6.3%)
21,000	Agrium, Inc.	1,291,500
15,000	Air Products & Chemicals, Inc.	1,215,900
29,000	Airgas, Inc.	1,380,400
44,000	Albemarle Corp.	1,600,280
30,700	AptarGroup, Inc.	1,097,218
7,000	Ball Corp.	361,900
14,000	BASF AG ADR	869,400
28,000	Celanese Corp. Series A	898,800
16,000	Cliffs Natural Resources, Inc.	737,440
26,000	Crown Holdings, Inc. *	665,080
26,000	Ecolab, Inc.	1,159,080
24,570	Fibria Celulose SA Global Depository Receipt *	561,179
22,000	FMC Corp.	1,226,720
18,500	Greif, Inc. Class A	998,630
17,000	Mosaic Co. (The)	1,015,410
9,000	NewMarket Corp.	1,032,930
30,000	Praxair, Inc.	2,409,300
12,000	Schweitzer-Mauduit International, Inc.	844,200
30,000	Sigma-Aldrich Corp.	1,515,900
18,800	Syngenta AG ADR	1,057,876
		21,939,143

	TELECOMMUNICATION SERVICES (3.7%)
35,750	American Tower Corp. Class A *	1,544,758
10,837	Brasil Telecom S.A. ADR *	173,284
19,103	Brasil Telecom S.A. ADR Preferred Shares *	556,470
50,877	Crown Castle International Corp. *	1,986,238
10,000	Millicom International Cellular S.A.	737,700
20,000	Mobile TeleSystems ADR	977,800
20,000	Neutral Tandem, Inc. *	455,000

See Notes to Financial Statements.

Value Line Premier Growth Fund, Inc.

Schedule of Investments

Shares		Value
19,500	Philippine Long Distance Telephone Co. ADR	$1,105,065
43,000	SBA Communications Corp. Class A *	1,468,880
11,700	Telefonica S.A. ADR	977,184
34,000	Telefonos de Mexico S.A. de C.V. ADR	563,720
52,300	TW Telecom, Inc. *	896,422
73,500	Vimpel-Communications ADR	1,366,365
		12,808,886

	UTILITIES (2.7%)
18,000	AGL Resources, Inc.	656,460
27,600	Cia de Saneamento Basico do Estado de Sao Paulo ADR	1,079,712
8,000	Energen Corp.	374,400
13,000	Entergy Corp.	1,063,920
20,000	EQT Corp.	878,400
20,000	ITC Holdings Corp.	1,041,800
15,000	MDU Resources Group, Inc.	354,000
20,000	Questar Corp.	831,400
18,500	Sempra Energy	1,035,630
27,000	Southern Co.	899,640
19,000	UGI Corp.	459,610
13,400	Wisconsin Energy Corp.	667,722
		9,342,694
	TOTAL COMMON STOCKS AND TOTAL INVESTMENT SECURITIES (1) (90.7%)
	(Cost $227,675,570)	315,764,563

Principal Amount		Value
SHORT-TERM INVESTMENTS (9.2%)

	U.S. GOVERNMENT AGENCY OBLIGATIONS (5.7%)
$5,000,000	Federal Home Loan Mortgage Corp. Discount Notes, 0.08%, 1/26/10 (2)	$4,999,827
5,000,000	Federal National Mortgage Association Discount Notes, 0.08%, 3/10/10 (2)	4,999,150
10,000,000	Federal National Mortgage Association Discount Notes, 0.08%, 2/16/10 (2)	9,999,361
		19,998,338

Principal Amount		Value
	COMMERCIAL PAPER (2.9%)
$10,000,000	Abbot Laboratories,
	0.09%, 1/13/10	$9,999,700

	REPURCHASE AGREEMENTS (0.6%)
2,000,000	With Morgan Stanley, 0.00%, dated 12/31/09, due 01/04/10, delivery value $2,000,000 (collateralized by $2,035,000 U.S. Treasury Notes 1.125%, due 06/30/11, with a value of $2,043,585)	2,000,000

	TOTAL SHORT-TERM INVESTMENTS (3) (9.2%)
	(Cost $31,998,038)	31,998,038
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (0.1%)		175,740
NET ASSETS (100%)		$347,938,341
NET ASSET VALUE OFFERING AND REDEMPTION PRICE, PER OUTSTANDING SHARE ($347,938,341 ÷ 15,762,784 shares outstanding)		$22.07

*	Non-income producing.
(1)	Unless otherwise indicated, the values of the Portfolio are determined based on Level 1 inputs established by FASB ASC 820-10, Fair Value Measurements and Disclosures.
(2)	The rate shown on discount securities represents the yield or rate as of December 31, 2009.
(3)	Values determined based on Level 2 inputs established by FASB ASC 820-10, Fair Value Measurements and Disclosures.
ADR	American Depositary Receipt.

See Notes to Financial Statements.

Value Line Premier Growth Fund, Inc.

Statement of Assets and Liabilities
at December 31, 2009

Assets:
Investment securities, at value
(Cost - $227,675,570)	$315,764,563
Short-term investments
(Cost - $31,998,038)	31,998,038
Cash	247,986
Dividends receivable	358,436
Receivable for securities sold	146,772
Other	64,248
Receivable for capital shares sold	47,949
Prepaid expenses	12,520
Total Assets	348,640,512
Liabilities:
Payable for capital shares redeemed	339,761
Accrued expenses:
Advisory fee	220,690
Service and distribution plan fees	73,563
Other	68,157
Total Liabilities	702,171
Net Assets	$347,938,341
Net assets consist of:
Capital stock, at $1.00 par value (authorized 100,000,000, outstanding 15,762,784 shares)	$15,762,784
Additional paid-in capital	267,054,564
Undistributed net investment income	327,907
Accumulated net realized loss on investments and foreign currency	(23,296,059)
Net unrealized appreciation of investments and foreign currency translations	88,089,145
Net Assets	$347,938,341
Net Asset Value, Offering and Redemption Price per Outstanding Share ($347,938,341 ÷ 15,762,784 shares outstanding)	$22.07

Statement of Operations
for the Year Ended December 31, 2009

Investment Income:
Dividends (net of foreign withholding tax of $155,775)	$4,097,490
Interest	19,324
Total Income	4,116,814
Expenses:
Advisory fee	2,323,094
Service and distribution plan fees	774,365
Auditing and legal fees	168,523
Printing and postage	147,573
Transfer agent fees	147,378
Custodian fees	63,415
Registration and filing fees	39,725
Insurance	36,270
Directors’ fees and expenses	25,942
Other	62,249
Total Expenses Before Custody Credits	3,788,534
Less: Custody Credits	(34)
Net Expenses	3,788,500
Net Investment Income	328,314
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Exchange Transactions:
Net Realized Loss	(18,461,747)
Change in Net Unrealized Appreciation/(Depreciation)	104,395,863
Net Realized Loss and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	85,934,116
Net Increase in Net Assets from Operations	$86,262,430

See Notes to Financial Statements.

Value Line Premier Growth Fund, Inc.

Statement of Changes in Net Assets
for the Years Ended December 31, 2009 and 2008

	Year Ended December 31, 2009	Year Ended December 31, 2008
Operations:
Net investment income	$328,314	$139,829
Net realized loss on investments and foreign currency	(18,461,747)	(4,820,592)
Change in net unrealized appreciation/(depreciation)	104,395,863	(221,191,837)
Net increase/(decrease) in net assets from operations	86,262,430	(225,872,600)

Distributions to Shareholders:
Net investment income	(137,547)	—
Net realized gain from investment transactions	—	(15,319,824)
Total Distributions	(137,547)	(15,319,824)

Capital Share Transactions:
Proceeds from sale of shares	32,663,828	87,156,337
Proceeds from reinvestment of dividends and distributions to shareholders	129,032	14,812,865
Cost of shares redeemed	(83,570,430)	(118,670,150)
Net decrease in net assets from capital share transactions	(50,777,570)	(16,700,948)
Total Increase/(Decrease) in Net Assets	35,347,313	(257,893,372)

Net Assets:
Beginning of year	312,591,028	570,484,400
End of year	$347,938,341	$312,591,028
Undistributed net investment income, at end of year	$327,907	$133,530

See Notes to Financial Statements.

Value Line Premier Growth Fund, Inc.

Notes to Financial Statements

1. Significant Accounting Policies

Value Line Premier Growth Fund, Inc., (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose primary investment objective is long-term growth of capital. The Fund invests primarily in a diversified portfolio of U.S. equity securities with favorable growth potential.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(A) Security Valuation: Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value is being determined. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost. Securities for which market quotations are not readily available or that are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors may determine in good faith.

In addition, the Fund may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.

(B) Fair Value Measurements: In accordance with Financial Accounting Standards Board Accounting Standards Codification (FASB ASC) 820-10, Fair Value Measurements and Disclosures, (formerly Statement of Financial Accounting Standards (“SFAS”) No. 157), the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements). FASB ASC 820-10-35-39 to 55 provides three levels of the fair value hierarchy as follows:

•	Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•	Level 3 — Inputs that are unobservable.

In 2009, the Fund adopted the authoritative guidance included in FASB ASC 820-10, Fair Value Measurements and Disclosures, on determining fair value when the volume and level of activity for the asset or liability have significantly decreased and identifying transactions that are not orderly (formerly FSP FAS 157-4). FASB ASC 820-10-35-51A to 51H indicates that if an entity determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value. Valuation techniques such as an income approach might be appropriate to supplement or replace a market approach in those circumstances. It provides a list of factors to determine whether there has been a significant decrease in relation to normal market activity. Regardless, however, of the valuation technique and inputs used, the objective for the fair value measurement in those circumstances is unchanged from what it would be if markets were operating at normal activity levels and/or transactions were orderly; that is, to determine the current exit price as promulgated by FASB ASC 820-10.

Value Line Premier Growth Fund, Inc.

December 31, 2009

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund’s investments carried at value:

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets Common Stocks	$315,764,563	$0	$0	$315,764,563
Short Term Investments	0	31,998,038	0	31,998,038
Total Investments in Securities	$315,764,563	$31,998,038	$0	$347,762,601

For the year ended December 31, 2009, there were no Level 3 investments. The types of inputs used to value each security are identified in the Schedule of Investments, which also includes a breakdown of the Schedule’s investments by category.

(C) Repurchase Agreements: In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, it is the Fund’s policy to mark-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(D) Federal Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(E) Security Transactions and Distributions: Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

(F) Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. The Fund does not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.

Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.

Value Line Premier Growth Fund, Inc.

Notes to Financial Statements

Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/loss on investments and change in net unrealized appreciation/depreciation on investments.

(G) Representations and Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(H) Accounting for Real Estate Investment Trusts: The Fund owns shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.

(I) Foreign Taxes: The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(J) Other: On November 4, 2009, the Securities and Exchange Commission (“SEC”) and Value Line, Inc. (“VLI”), Value Line Securities, Inc. (currently, EULAV Securities, Inc. (“ESI” or the “Distributor”)), Jean B. Buttner, former Chairman, President and Chief Executive Officer of VLI and David Henigson, a former Director and Officer of VLI, settled a matter related to brokerage commissions charged by ESI to certain Value Line mutual funds (“Funds”), including the Fund, from 1986 through November of 2004. The matter also involved alleged misleading disclosures provided by VLI to the Boards of Directors/Trustees and shareholders of the Funds regarding such brokerage commissions. VLI agreed to pay disgorgement in the amount of $24,168,979 (representing disgorgement of commissions received), prejudgment interest of $9,536,786, and a civil penalty in the amount of $10,000,000. Also as part of the settlement, Mrs. Buttner and Mr. Henigson each agreed to pay a civil penalty, are barred from association with any broker, dealer or investment adviser, and are prohibited from serving as an employee, officer, director, member of an advisory board, investment adviser or depositor of, or principal underwriter for, a registered investment company or affiliated person of such investment adviser, depositor, or principal underwriter, subject to a limited exception (limited in scope and for a one-year period) for Mrs. Buttner. Pursuant to Section 308(a) of the Sarbanes-Oxley Act of 2002, a fund will be created for VLI’s disgorgement, interest and penalty (“Fair Fund”). VLI will bear all costs associated with any Fair Fund distribution, including retaining a third-party consultant approved by the SEC staff to administer any Fair Fund distribution.VLI informed the Funds’ Board that it has paid the settlement, continues to have adequate liquid assets, and that the resolution of this matter will not have a materially adverse effect on the ability of EULAV Asset Management LLC (“EULAV” or the “Adviser”), the Funds’ investment adviser, or ESI, the Funds’ distributor, to perform their respective contracts with the Funds.

Value Line Premier Growth Fund, Inc.

December 31, 2009

(K) Subsequent Events: Management has evaluated all subsequent transactions and events after the balance sheet date through February 26, 2010, the date on which these financial statements were issued, and except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

2. Capital Share Transactions and Distributions to Shareholders

Transactions in capital stock were as follows:

	Year Ended December 31, 2009	Year Ended December 31, 2008
Shares sold	1,819,355	3,439,750
Shares issued to shareholders in reinvestment of dividends and distributions	5,844	938,090
Shares redeemed	(4,790,300)	(5,069,355)
Net decrease	(2,965,101)	(691,515)
Dividends per share from net investment income	$0.0085	$—
Distributions per share from net realized gains	$—	$0.8513

3. Purchases and Sales of Securities

Purchases and sales of investment securities, excluding short-term securities, were as follows:

Year Ended December 31, 2009
Purchases:
Investment Securities	$23,584,534
Sales:
Investment Securities	$97,650,774

4. Income Taxes

At December 31, 2009, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$259,671,865
Gross tax unrealized appreciation	$102,223,486
Gross tax unrealized depreciation	$(14,132,750)
Net tax unrealized appreciation on investments	$88,090,736
Undistributed ordinary income	$328,006
Capital loss carryforward, expires
December 31, 2016	$(2,193,490)
December 31, 2017	$(21,104,313)

During the year ended December 31, 2009, as permitted under federal income tax regulations, the Fund elected to defer $99 of post-October net capital and currency losses to the next taxable year.

To the extent that current or future capital gains are offset by capital losses, the Fund does not anticipate distributing any such gains to shareholders.

It is uncertain whether the Fund will be able to realize the benefits of the losses before they expire.

The differences between book basis and tax basis unrealized appreciation/(depreciation) on investments were primarily attributed to wash sales and investments in REITs.

Permanent book-tax differences relating to the current year were reclassified within the composition of the net asset accounts. The Fund increased undistributed net investment income by approximately $3,610 and increased accumulated realized loss by approximately $3,610. These reclassifications were primarily due to differing foreign currency translation for tax purposes.

Value Line Premier Growth Fund, Inc.

Notes to Financial Statements

The tax composition of distributions to shareholders for the years ended December 31, 2009 and December 31, 2008 were as follows:

	2009	2008
Ordinary income	$137,547	$—
Long-term capital gain	—	15,319,824
	$137,547	$15,319,824

5. Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

An advisory fee of $2,323,094 was paid or payable to EULAV Asset Management, LLC (the “Adviser”) for the year ended December 31, 2009. This was computed at the rate of 0.75% of the average daily net assets during the period and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund’s Board of Directors, to act as officers and employees of the Fund and pays their salaries.

The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, for the payment of certain expenses incurred by EULAV Securities, Inc. (the “Distributor”, for advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2009, fees amounting to $774,365 were paid or payable under the Plan.

For the year ended December 31, 2009, the Fund’s expenses were reduced by $34 under a custody credit agreement with the custodian.

Direct expenses of the Fund are charged to the Fund while common expenses of the Value Line Funds are allocated proportionately based upon the Funds’ respective net assets. The Fund bears all other costs and expenses.

Certain officers, employees and a director of Value Line and/or affiliated companies are also officers and a director of the Fund.

The Adviser and/or affiliated companies and the Value Line Profit Sharing and Savings Plan owned 76,646 shares of the Fund’s capital stock, representing less than 1% of the outstanding shares at December 31, 2009. In addition, officers and directors of the Fund as a group owned 266 shares, representing less than 1% of the outstanding shares.

Value Line Premier Growth Fund, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

	Years Ended December 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$16.69	$29.38	$26.61	$25.60	$24.23

Income from investment operations:
Net investment income/(loss)	0.02	0.01	0.02	(0.01)	(0.01)
Net gains or (losses) on securities (both realized and unrealized)	5.37	(11.85)	4.80	2.75	2.80
Total from investment operations	5.39	(11.84)	4.82	2.74	2.79

Less distributions:
Dividends from net investment income	(0.01)	—	(0.03)	—	—
Distributions from net realized gains	—	(0.85)	(2.02)	(1.73)	(1.42)
Total distributions	(0.01)	(0.85)	(2.05)	(1.73)	(1.42)
Net asset value, end of year	$22.07	$16.69	$29.38	$26.61	$25.60

Total return	32.29%	(40.13)%	18.30%	10.68%	11.49%

Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$347,938	$312,591	$570,484	$489,786	$441,114
Ratio of expenses to average net assets(1)	1.22%	1.16%	1.11%	1.18%	1.13%
Ratio of net investment income/(loss) to average net assets	0.11%	0.03%	0.06%	(0.06)%	(0.06)%
Portfolio turnover rate	8%	18%	29%	38%	44%

(1)	Ratio reflects expenses grossed up for custody credit arrangement. The ratio of expenses to average net assets, net of custody credits, would have been unchanged for the years shown.

See Notes to Financial Statements.

Value Line Premier Growth Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Value Line Premier Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Premier Growth Fund, Inc. (the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York

February 26, 2010

Value Line Premier Growth Fund, Inc.

Federal Tax Notice (unaudited)

For corporate taxpayers, 100% of the ordinary income distribution paid during the calendar year 2009, qualify for the corporate dividends received deductions.

During the calendar year 2009, 100% of the ordinary income distribution are treated as qualified dividends.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies for the 12-month period ended June 30 is available through the Fund’s website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

Value Line Premier Growth Fund, Inc.

Management of the Fund

MANAGEMENT INFORMATION

The business and affairs of the Fund are managed by the Fund’s officers under the direction of the Board of Directors. The following table sets forth information on each Director and Officer of the Fund. Each Director serves as a director or trustee of each of the 14 Value Line Funds. Each Director serves until his or her successor is elected and qualified.

Name, Address, and DOB	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Director
Interested Director*
Thomas T. Sarkany DOB: June 1946	Director	Since 2008	Mutual Fund Marketing Director of EULAV Securities, Inc. (the “Distributor”), formerly Value Line Securities, Inc. Secretary of Value Line, Inc. since November 2009.	None
Non-Interested Directors
Joyce E. Heinzerling 500 East 77th Street New York, NY 10162 DOB: January 1956	Director	Since 2008	President, Meridian Fund Advisers LLC. (consultants) since April 2009; General Counsel, Archery Capital LLC (private investment fund) until April 2009.	Burnham Investors Trust, since 2004 (4 funds).
Francis C. Oakley 54 Scott Hill Road Williamstown, MA 01267 DOB: October 1931	Director (Lead Independent Director since 2008)	Since 1993
Professor of History, Williams College, (1961-2002). Professor Emeritus since 2002; President Emeritus since 1994 and President, (1985-1994) Chairman (1993-1997) and Interim President (2002-2003) of the American Council of Learned Societies. Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.
None
David H. Porter 5 Birch Run Drive Saratoga Springs, NY 12866 DOB: October 1935	Director	Since 1997	Professor, Skidmore College, since 2008; Visiting Professor of Classics, Williams College, (1999-2008); President Emeritus, Skidmore College since 1999 and President, (1987-1998).	None
Paul Craig Roberts 169 Pompano St. Panama City Beach, FL 32413 DOB: April 1939	Director	Since 1983	Chairman, Institute for Political Economy.	None
Nancy-Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 DOB: March 1949	Director	Since 1996	Senior Financial Adviser, Veritable L.P. (Investment Adviser) since 2004.	None

Value Line Premier Growth Fund, Inc.

Management of the Fund

Name, Address, and DOB	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Director
Daniel S. Vandivort 59 Indian Head Road Riverside, CT 06878 DOB: July 1954	Director	Since 2008	President, Chief Investment Officer, Weiss, Peck and Greer/Robeco Investment Management (2005-2007); Managing Director, Weiss, Peck and Greer, (1995-2005).	None
Officers
Mitchell E. Appel DOB: August 1970	President	Since 2008
President of each of the Value Line Funds since June 2008; Chief Financial Officer of Value Line since April 2008 and from September 2005 to November 2007; Treasurer from June 2005 to September 2005; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008; Chief Financial Officer of Circle Trust Company from 2003 through May 2005; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009.

Howard A. Brecher DOB: October 1953	Vice President and Secretary	Since 2008
Vice President and Secretary of each of the Value Line Funds since June 2008; Vice President and Secretary of Value Line until November 2009; Director of Value Line; Acting Chairman and Acting CEO of Value Line since November 2009; Secretary and Treasurer of the Adviser since February 2009; Vice President, Secretary, Treasurer, General Counsel and a Director of Arnold Bernhard & Co., Inc.

Michael J. Wagner DOB: November 1950	Chief Compliance Officer	Since 2009
Chief Compliance Officer of Value Line Funds since June 2009; President of Northern Lights Compliance Service, LLC (formerly Fund Compliance Services, LLC (2006-present) and Senior Vice President (2004-2006) and Chief Operations Officer (2003-2006) of Gemini Fund Services, LLC; Director of Constellation Trust Company until 2008.

Emily D. Washington DOB: January 1979	Treasurer	Since 2008
Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since August 2008; Associate Director of Mutual Fund Accounting at Value Line until August 2008.

*	Mr. Sarkany is an “interested person” as defined in the Investment Company Act of 1940 by virtue of his position with the Distributor.

Unless otherwise indicated, the address for each of the above officers is c/o Value Line Funds, 220 East 42nd Street, New York, NY 10017.

The Fund’s Statement of Additional Information (SAI) includes additional information about the Fund’s Directors and is available, without charge, upon request by calling 1-800-243-2729 or on the Fund’s website, www.vlfunds.com.

Value Line Premier Growth Fund, Inc.

The Value Line Family of Funds

1950 — The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952 — Value Line Income and Growth Fund’s primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956 — Value Line Premier Growth Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972 — Value Line Larger Companies Fund’s sole investment objective is to realize capital growth.

1979 — Value Line U.S. Government Money Market Fund**, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981 — Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983 — Value Line Centurion Fund* seeks long-term growth of capital.

1984 — The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1985 — Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1, 2 or 3 for the year-ahead performance by the Value Line Convertible Ranking System.

1986 — Value Line Aggressive Income Trust seeks to maximize current income.

1987 — Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. The Trust may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1987 — Value Line Strategic Asset Management Trust* seeks to achieve a high total investment return consistent with reasonable risk.

1993 — Value Line Emerging Opportunities Fund invests in US common stocks of small capitalization companies, with its primary objective being long-term growth of capital.

1993 — Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

*	Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

**	Effective August 19, 2009, The Value Line Cash Fund, Inc. changed its name to the Value Line U.S. Government Money Market Fund, Inc.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-243-2729, 9am–5pm CST, Monday–Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 2.  Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and  principal accounting officer.

(f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3.  Audit Committee Financial Expert.

(a)(1)The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.
(2) The Registrant’s Board has designated Daniel S. Vandivort, a member of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Expert.  Mr. Vandivort is an independent director who has served as President, Chief Investment Officer of Weis, Peck and Greer/Robeco Investment Management.  He has also previously served as Managing Director for Weis, Peck and Greer (1995-2005).

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services

(a)	Audit Fees 2009 - $73,495

(b)	Audit-Related fees – None.

(c)	Tax Preparation Fees 2009 -$46,620

(d)	All Other Fees –None

(e) (1)
Audit Committee Pre-Approval Policy. All services to be performed for the Registrant  by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed were pre-approved by the committee.

(e) (2)	Not applicable.

(f)	Not applicable.

(g)	Aggregate Non-Audit Fees 2009 -$2,050

(h)	Not applicable.

Item 11.  Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)
The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 99.2R CODE ETH.

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	February 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	February 26, 2010